FOR PLANS NOT COVERED BY ERISA

                                  APPLICATION
                                      FOR
                                INSTITUTIONALLY
                                     OWNED
                                   TIAA-CREF
                                   RETIREMENT
                                    ANNUITY
                                   CONTRACTS
                                      WITH
                                DELAYED VESTING

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays

9/97 edition                                                              (FLA.)

[LOGO]
TIAA-CREF

Instructions for filling out the APPLICATION

--------------------------------------------------------------------------------
1. > PERSONAL  INFORMATION

In this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

---------------------------------------
2. > YOUR PREMIUM ALLOCATION

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%. NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

---------------------------------------
3. > YOUR DESIGNATION OF BENEFICIARY

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

---------------------------------------
4. > NOTE:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Standard DV (Non-ERISA) 9/97 FLA.

Please detach here and keep instructions for your reference.

              APPLICATION FOR INSTITUTIONALLY OWNED TIAA AND CREF             DV
               RETIREMENT ANNUITY CONTRACTS WITH DELAYED VESTING
                        (FOR PLANS NOT COVERED BY ERISA)

     Please type or print in ink and provide all information requested.

1. > PERSONAL INFORMATION

     Last Name        First         Middle

     [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Dr. [ ] Other _________

     Mailing Address   Street    City     State    Zip Code

     Daytime Telephone Number       Sex              Date of Birth
     (    )                     [ ] M [ ] F          Mo.   Day   Yr.

     Social Security Number          Spouse's Name

     Employing Institution          Campus/Branch             Job Title/Position

     EXISTING CONTRACTS Will these annuity contracts replace an existing annuity from another company? [ ] Yes [ ] No From what company? Contract Number

     YOUR RETIREMENT INCOME STARTING DATE The first day of (Month) (Year) , or at the age of .

2. > YOUR PREMIUM ALLOCATION

     TIAA         TIAA         CREF     CREF          CREF           CREF
     Traditional  Real Estate  Stock    Money Market  Social Choice  Bond Market
     Annuity      Account      Account  Account       Account        Account
                  %          %         %            %              %

     CREF               CREF       CREF            CREF
     Global Equities    Growth     Equity Index    Inflation-Linked Bond
     Account            Account    Account
     %               %           %               %                      % = 100%

3. > YOUR DESIGNATION OF BENEFICIARY

     Name(s) of Primary Beneficiary(ies)

     Relationship to You

     Date of Birth Social

     Security Number

     Name(s) of Contingent Beneficiary(ies)

     Relationship to You

     Date of Birth

     Social Security Number

4. > Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

     This application is for contracts issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. THIS COULD AFFECT YOUR BENEFICIARY DESIGNATION if you have named someone other than your spouse.

     You cannot assign or take loans from these contracts. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles.

     CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

     I HAVE READ AND UNDERSTOOD ALL PROVISIONS OF THIS APPLICATION. I HAVE RECEIVED A CURRENT CREF PROSPECTUS AND A CURRENT REAL ESTATE ACCOUNT PROSPECTUS.

     Signed (Employee)                                Date

     Signed (Applicant)                               Date

     (Employer's Authorized Official or Plan Representative)

Signature of Florida Licensed Agent

LIC. NO. 593282667

     If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code 10.35.4N (10/95) FLA. Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree. (C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers
Insurance and
Annuity
Association

College
Retirement
Equities
Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (Non-ERISA) 9/97 FLA.

APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
With Delayed Vesting
For Plans Not Covered By ERISA
IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition Instructions for filling out the

APPLICATION

1. Personal  Information

In this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation
You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE:

TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3.
Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Standard DV (Non-ERISA) 9/97 APPLICATION FOR INSTITUTIONALLY OWNED TIAA and CREF Retirement Annuity CONTRACTS WITH DELAYED VESTING (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. DV

1. Personal  Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

This application is for contracts issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed (Employee)                  Date
         Signed (Applicant)                 Date
                  (Employer's Authorized Official or Plan Representative)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.35.4N (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note: Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (Non-ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
With Delayed Vesting
For Plans Not Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition
(CA)

Instructions  for filling out the  APPLICATION

1. Personal  Information

In this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE:

In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE:

These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF accumulations.

CREF certificates are distributed by TIAA-CREF Individual & Institutional Services. Standard DV (Non-ERISA) 9/97 CA APPLICATION FOR INSTITUTIONALLY OWNED TIAA and CREF Retirement Annuity CONTRACTS WITH DELAYED VESTING (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. DV

1. Personal  Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

This application is for contracts issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed (Employee)                  Date
         Signed (Applicant)                 Date
                  (Employer's Authorized Official or Plan Representative)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code 10.35.4N (10/95) CA (C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (Non-ERISA) 9/97 CA

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
With Delayed Vesting
For Plans Not Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office.

Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.)

Instructions for filling out the APPLICATION

1. Personal  Information In
this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4.  note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard DV (Non-ERISA) 9/97 FLA. APPLICATION FOR INSTITUTIONALLY OWNED TIAA and CREF Retirement Annuity CONTRACTS WITH DELAYED VESTING (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested. DV

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

This application is for contracts issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed (Employee)                  Date
         Signed (Applicant) (Employer's
         Authorized Official or Plan Representative)   Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.35.4N (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (Non-ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
With Delayed Vesting
For Plans Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition Instructions for filling out the

APPLICATION

1. Personal  Information

In this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the death benefit, if any, under each contract, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, if any, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of the annuity death benefit, if any, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information. You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit, if any. Your spouse cannot revoke consent once it has been given. Any survivor benefit payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard DV (ERISA) 9/97 APPLICATION FOR INSTITUTIONALLY OWNED TIAA and CREF Retirement Annuity CONTRACTS WITH DELAYED VESTING

Please type or print in ink and provide all information requested. DV

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of . 2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each contract gives your spouse the right to an annuity worth 50% of any death benefit specified by your employer's retirement plan. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement. I have read and understood all provisions of this application.

I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed (Employee)                  Date
         Signed (Applicant)                 Date
                  (Employer's Authorized Official or Plan Representative) Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver. Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.35.4E (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note: Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
With Delayed Vesting
For Plans Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.

It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.)

Instructions for filling out the APPLICATION

1. Personal  Information

In this application, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium  allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefit, if any, specified by your employer's retirement plan, payable from the contracts' accumulations. If no primary beneficiary lives longer than you, any death benefit payable will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to
Annuity  Death  Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the death benefit, if any, under each contract, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, if any, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of the annuity death benefit, if any, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary. Consent by Spouse By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit, if any. Your spouse cannot revoke consent once it has been given. Any survivor benefit payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, please call 1 800 842-2733, ext. 5509. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard DV (ERISA) 9/97 FLA. APPLICATION FOR INSTITUTIONALLY OWNED TIAA and CREF Retirement Annuity CONTRACTS WITH DELAYED VESTING

Please type or print in ink and provide all information requested. DV

1. Personal  Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

         3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Subject to the terms of your employer's retirement plan, your employer exercises all rights under these annuity contracts until you become vested under the plan. Afterward, you exercise these rights yourself.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA contract does not allow single-sum withdrawals but does allow transfers from the Traditional Annuity accumulation to CREF over a ten-year period. Real Estate Account accumulations may be transferred to CREF in a single sum. We may be required under your CREF contract to limit withdrawals, transfers among the CREF accounts, or transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each contract gives your spouse the right to an annuity worth 50% of any death benefit specified by your employer's retirement plan. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed (Employee)                  Date
         Signed (Applicant) (Employer's
          Authorized Official or Plan Representative)   Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.
Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No. Date
         Notary or Plan Representative   Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667
                                            Code
10.35.4E (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard DV (ERISA) 9/97 FLA.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.


If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's  Right to Annuity Death Benefits

Your  employer's  retirement
plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefits, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information. You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF  certificates  and
interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GRA (ERISA) 9/97 ENROLLMENT FORM for TIAA and CREF GROUP retirement annuity CERTIFICATES

Please type or print in ink and provide all information requested. G

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3.  Your  Designation  of  Beneficiary   Name(s)  of  Primary   Beneficiary(ies)
Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these certificates. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement. I have read and understood all provisions of this enrollment form.

I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date
         5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.
Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code

G10.1.3E (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note: Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA (ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
For Nonqualified
Deferred Compensation Plans
For Plans Not Covered By ERISA
IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the application and return it to your benefits office.

Questions?  Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays
9/97  edition  (FLA.)   Instructions   for  filling  out  the  APPLICATION  (FOR
NONQUALIFIED DEFERRED COMPENSATION PLANS)

1. Personal Information In this application, the employer is the applicant. You or your refers to the employee. The information in Items 1 and 2 applies to the employee. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations. Non-qualified deferred compensation plans of non-profit employers are subject to special tax rules under Internal Revenue Code Section 457(f). You may be taxed on the amounts deferred as soon as they are vested regardless of whether you have access to the funds. Make sure you have discussed these tax consequences with your employer and/or tax advisor.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. CO Deferred Comp 9/97 FLA. APPLICATION FOR INSTITUTIONALLY OWNED TIAA And CREF Retirement Annuity CONTRACTS (FOR Nonqualified Deferred Compensation PLANS) Please type or print in ink and provide all information requested. CO

1. Personal  Information

   Last Name        First        Middle    n Mr. n Mrs. n Ms. n Dr. n Other

   Mailing Address    Street     City     State      Zip Code

   Daytime  Telephone Number           Sex            Date of

   Birth Social     Security  Number (         )    n M n F    Mo. Day Yr.

   Spouse's Name                            Employing

   Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No

From what company?               Contract Number

Your Retirement Income Starting Date

The first day of (Month) (Year) , or at the age of .

2.  Your  Premium  Allocation
TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF
Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Subject to the terms of your employer's deferred compensation retirement plan, your employer exercises all rights under these annuity contracts.

You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed (Employee)                  Date
         Signed (Applicant) (Employer's
         Authorized Official or Plan Representative)   Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.36.3 (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association * College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

CO Deferred Comp 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
APPLICATION
For Institutionally Owned
TIAA-CREF Retirement Annuity Contracts
For Nonqualified
Deferred Compensation Plans
For Plans Not Covered By ERISA

IMPORTANT: Use this application to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.

It's Easy to Enroll

Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition

Instructions  for  filling  out  the  APPLICATION  (FOR  NONQUALIFIED   DEFERRED
COMPENSATION PLANS)

1. Personal Information

In this application, the employer is the applicant. You or your refers to the employee. The information in Items 1 and 2 applies to the employee. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section. 2. Your premium allocation You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. note:

The TIAA Traditional Annuity does not provide any cash surrender value. However, you may transfer all or part of your TIAA Traditional Annuity accumulation to CREF or TIAA Real Estate in substantially equal annual amounts over a ten-year period. Also, if permitted by your employer's plan, you may receive a full or partial cash withdrawal of the CREF or TIAA Real Estate accumulations. Non-qualified deferred compensation plans of non-profit employers are subject to special tax rules under Internal Revenue Code Section 457(f). You may be taxed on the amounts deferred as soon as they are vested regardless of whether you have access to the funds. Make sure you have discussed these tax consequences with your employer and/or tax advisor.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. CO Deferred Comp 9/97 APPLICATION FOR INSTITUTIONALLY OWNED TIAA And CREF retirement annuity cONTRACTS (FOR Nonqualified Deferred Compensation PLANS)

Please type or print in ink and provide all information requested. CO

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number ( ) n M n F Mo. Day Yr. Spouse's Name Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Subject to the terms of your employer's deferred compensation retirement plan, your employer exercises all rights under these annuity contracts. You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed (Employee)                  Date
         Signed (Applicant)                 Date
                  (Employer's Authorized Official or Plan Representative)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
10.36.3 (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.
New York residents, please note:

Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

CO Deferred Comp 9/97